Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 28, 2017

with respect to

Thrivent Bond Index Portfolio

Shareholders of Thrivent Bond Index Portfolio (the “Portfolio”) approved the changes described below at a meeting held on August 10, 2017. The changes will be implemented on August 28, 2017.

1.	The Portfolio will change its name to Thrivent Government Bond Portfolio.

2.	The disclosure under “Investment Objective” in the “Summary Section” of the prospectus will be deleted and replaced with the following:

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital.

3.	The disclosure under “Principal Strategies” in the “Summary Section” of the prospectus will be deleted and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. government bonds. For purposes of this disclosure, “U.S. government bonds” are debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including Treasury Inflation Protected Securities (TIPS) and mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its net assets invested in U.S. government bonds from 80% to a lesser amount, it will notify you at least 60 days prior to the change and will change its name. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities.

The Portfolio’s portfolio securities may be of any maturity. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what debt obligations to buy and sell. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments plus, if any, capital appreciation. The Portfolio may also invest in series of the Thrivent Core Funds, which are mutual funds that are only offered to the Portfolio and its affiliates and that do not charge an investment advisory fee.

4.	The following risks will be added under “Principal Risks” in the “Summary Section” of the prospectus:

Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

5.	Information about the portfolio managers under “Management–Portfolio Manager(s)” in the “Summary Section” and under “Portfolio Management–Thrivent Bond Index Portfolio” in the “Management” section of the prospectus will be deleted and replaced with the following to reflect the addition of Gregory R. Anderson as a portfolio manager of the Portfolio:

Michael G. Landreville, CFA, CPA (inactive) has served as a portfolio manager of the Portfolio since 2005. Gregory R. Anderson, CFA has served as a portfolio manager of the Portfolio since August of 2017. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.

6.	The Portfolio’s investment objective is changed from “fundamental” to “non-fundamental.” Therefore, the Portfolio’s board of directors may change its investment objective with advance notice to shareholders.

The date of this Supplement is August 18, 2017.

Please include this Supplement with your Prospectus.

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